Exhibit 99.1

News release

QLT ANNOUNCES ADOPTION OF ADVANCE NOTICE POLICY

For Immediate Release	August 7, 2014

VANCOUVER, CANADA — QLT Inc. (NASDAQ: QLTI; TSX: QLT) (“QLT” or the “Company”) announces the approval by its board of directors of an advance notice policy (the “Advance Notice Policy”) regarding director elections, as described below.

The purpose of the Advance Notice Policy is to provide a clear process for the shareholders, directors and management to follow when nominating directors of the Company. Such a policy will ensure that shareholders receive adequate notice of director nominations and sufficient information regarding all director nominees and allow shareholders to register an informed vote after having been afforded reasonable time for appropriate deliberation.

The Advance Notice Policy, among other things, includes a provision that requires advance notice to the Company in certain circumstances where nominations of persons for election to the board of directors are made by shareholders of the Company. This policy also sets a deadline by which director nominations must be submitted to the Company prior to any annual or special meeting of the shareholders and also sets out the required information that must be included in the notice to the Company. No person will be eligible for election as a director of the Company unless nominated in accordance with the Advance Notice Policy.

In the case of an annual meeting of the shareholders, notice to the Company must be made not less than 35 days and not more than 65 days prior to the date of the annual meeting. If the annual meeting is being held on a date that is less than 50 days following the date on which the first public announcement of the meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors, notice to the Company must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made. Notwithstanding the foregoing, the board of directors may, in its sole discretion, waive any requirement of the Advance Notice Policy.

The Advance Notice Policy is now in effect and will apply in connection with the Company’s annual general and special meeting of shareholders to be called for 2014 (the “Shareholders’ Meeting”). The Company intends to seek shareholders’ approval and ratification of the Advance Notice Policy at the Shareholders’ Meeting. If the Advance Notice Policy is not approved by ordinary resolution of the QLT shareholders at the Shareholders’ Meeting, then it will terminate and be void and of no further force and effect following the termination of the Shareholders’ Meeting.

About QLT

QLT is a biotechnology company dedicated to the development and commercialization of innovative ocular products that address the unmet medical needs of patients and clinicians worldwide. We are focused on developing our synthetic retinoid program for the treatment of certain inherited retinal diseases.

QLT’s head office is based in Vancouver, Canada and the Company is publicly traded on NASDAQ Stock Market (symbol: QLTI) and the Toronto Stock Exchange (symbol: QLT). For more information about the Company’s products and developments, please visit our web site at www.qltinc.com.

On June 25, 2014, QLT entered into an Agreement and Plan of Merger (the “Merger Agreement”) among QLT, Auxilium Pharmaceuticals, Inc., a Delaware corporation (“Auxilium”), QLT Holding Corp., a Delaware corporation and a wholly owned subsidiary of QLT (“HoldCo”), and QLT Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of HoldCo (“AcquireCo”). The Merger Agreement provides for a business combination whereby AcquireCo will be merged with and into Auxilium (the “Merger”). As a result of the Merger, the separate corporate existence of AcquireCo will cease and Auxilium will continue as the surviving corporation. On the date of the closing of the Merger, Auxilium will become an indirect wholly owned subsidiary of QLT (the “Combined Company”).

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

In connection with the proposed Merger, QLT has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement/circular of Auxilium and QLT and also constitutes a prospectus of QLT. Auxilium and QLT plan to mail the joint proxy statement/circular to their respective stockholders. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/CIRCULAR WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/circular, as well as other filings containing information about Auxilium and QLT, free of charge, at the website maintained by the SEC at www.sec.gov and, in QLT’s case, also on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators (“CSA”) at www.sedar.com. QLT stockholders may also obtain these documents, free of charge, from QLT’s website at www.qltinc.com under the heading “Investors” and then under the heading “Proxy Circulars” or upon request directly to QLT to the attention of “QLT Investor Relations,” 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5. Auxilium stockholders may also obtain these documents, free of charge, from Auxilium’s website (www.Auxilium.com) under the heading “Investors—SEC Filings” or by directing a request to made to Auxilium’s Secretary at Auxilium Pharmaceuticals, Inc., 640 Lee Road, Chesterbrook, PA 19087.

Participants in the Solicitation

The respective directors and executive officers of QLT and Auxilium and other persons may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the joint proxy statement/circular. Information regarding QLT directors and executive officers is available in its Annual Report on Form 10-K/A filed with the SEC and CSA by QLT on April 30, 2014, and information regarding Auxilium’s directors and executive officers is available in its definitive proxy statement filed with the SEC by Auxilium on April 10, 2014. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/circular and other relevant materials to be filed with the SEC and the CSA when they become available.

QLT Inc. Contacts:

Investor & Media Relations

Andrea Rabney or David Pitts

Argot Partners

212-600-1902

andrea@argotpartners.com

david@argotpartners.com

Certain statements in this press release constitute “forward-looking statements” of QLT within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws. Forward-looking statements include, but are not limited to: statements relating to the expected timing of the completion of the Merger, the expected benefits of the proposed Merger, whether the combined company’s profitability will significantly increase and the competitive ability and position of the combined company; and statements which contain language such as: “assuming,” “prospects,” “goal,” “future” “projects,” “potential,” “could,” “believes,” “expects”; “hopes” and “outlook.” Forward-looking statements are predictions only which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those expressed in such statements. Many such risks, uncertainties and other factors are taken into account as part of our assumptions underlying these forward-looking statements and include, among others, the following risks, uncertainties and other factors: the effect that QLT’s announcements and actions will have on the market price of our securities; the failure to receive, on a timely basis or otherwise, the required approvals by Auxilium and QLT stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the Merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed Merger cannot be fully realized or may take longer to realize than expected; the ability of Auxilium and QLT to obtain consents of lenders or to obtain refinancing in connection with the transaction, and, if the transaction is consummated, the adequacy of the capital resources of the Combined Company; the possibility that costs or difficulties related to the integration of Auxilium and QLT operations will be greater than expected; the ability of the Combined Company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes, including changes in tax laws or interpretations that could increase the Combined Company’s or Auxilium’s consolidated tax liabilities, including, if the transaction is consummated, changes in tax laws that would result in the Combined Company being treated as a domestic corporation for United States federal tax purposes; the risk that the credit ratings of the combined company may be different from what the companies expect; QLT’s development plans, timing and results of the clinical development of our synthetic retinoid program; the risk that our assumptions related to continued enrollment trends, efforts and success, and the associated costs of our synthetic retinoid program will prove incorrect; the risk that outcomes for our clinical trials may not be favorable or may be less favorable than interim/preliminary results disclosed and/or previous trials; the possibility that interpretations of data produced by one or more of our clinical trials will vary; the timing, expense and uncertainty associated with the regulatory approval process for products to advance through development stages; risks and uncertainties associated with the safety and effectiveness of our synthetic retinoid program; risks and uncertainties related to the scope, validity, and enforceability of our intellectual property rights and the impact of patents and other intellectual property of third parties; the Company’s future operating results, which are uncertain and likely to fluctuate; currency fluctuations; and general economic conditions and other factors described in detail in QLT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Forward-looking statements are based on the current expectations of QLT and QLT does not assume any obligation to update such information to reflect later events or developments except as required by law.